                           --SCHEDULE 14A TEMPLATE--
===============================================================================
                                               --------------------------------
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                                               --------------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           Video Display Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:




Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                           VIDEO DISPLAY CORPORATION
                         1868 Tucker Industrial Drive
                            Tucker, Georgia  30084
              __________________________________________________

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 18, 2000
              __________________________________________________


          The Annual Meeting of Shareholders of Video Display Corporation (the "Company") will be held on Friday, August 18, 2000, at 9:00 a.m., local time, at the Hampton Inn, 1737 Mountain Industrial Blvd., Stone Mountain, Georgia, for the following purposes:

          1. To elect five directors to serve until the next Annual Meeting of Shareholders.

          2. To transact such other business as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

          Only shareholders of record at the close of business on July 7, 2000, will be entitled to receive notice of and to vote at the meeting. The transfer books will not be closed. A complete list of the shareholders entitled to vote at the meeting will be available for inspection by shareholders at the offices of the Company immediately prior to the meeting.

          The Annual Meeting may be adjourned from time to time without notice other than announcement at the Annual Meeting, and any business for which notice of the Annual Meeting is hereby given may be transacted at any reconvened meeting following such adjournment.

          Whether or not you plan to be present at the meeting, please complete, date and sign the enclosed proxy and return it promptly. Shareholders who are present at the meeting may revoke their proxy and vote in person if they so desire.

                                           By Order of the Board of Directors,

                                           /s/ Carol D. Franklin
                                           ---------------------
                                           Carol D. Franklin
                                           Chief Financial Officer and Secretary


Tucker, Georgia
June 16, 2000

                           VIDEO DISPLAY CORPORATION
                         1868 Tucker Industrial Drive
                            Tucker, Georgia  30084
              __________________________________________________

                                PROXY STATEMENT
                                      for
                        ANNUAL MEETING OF SHAREHOLDERS
                         to be held on August 18, 2000
              __________________________________________________


Information Concerning the Solicitation

          This Proxy Statement, which is first being mailed to shareholders on or about July 21, 2000, is furnished in connection with the solicitation by the Board of Directors of Video Display Corporation (the "Company"), of proxies to be voted at the Annual Meeting of Stockholders to be held on August 18, 2000, at the place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders, and at any reconvened meeting following any adjournment thereof (the "Meeting"). The Company's 2000 Annual Report to Shareholders, including financial statements for the year ended February 29, 2000, accompanies this Proxy Statement.

          The accompanying proxy is solicited by the Board of Directors of the Company (the "Board"). The proxy is revocable at any time before it is exercised. A proxy may be revoked by filing a revoking instrument or a duly executed proxy bearing a later date with the Secretary of the Company or by attending the Meeting and voting in person. The shares represented by proxies received by the Board will be voted at the Meeting.

          Each shareholder is entitled to one vote on each proposal per share of Common Stock held as of the record date. In determining whether a quorum exists at the Meeting for purposes of all matters to be voted on, all votes "for" or "against," as well as all abstentions (including votes to withhold authority to vote in certain cases), with respect to the proposal receiving the most such votes, will be counted. The vote required for the election of directors is a plurality of the votes cast by the shares entitled to vote in the election, provided a quorum is present. Consequently, abstentions and broker non-votes will not be counted as part of the base number of votes to be used in determining if the proposal for the election of directors has received the requisite number of base votes for approval. Thus, with respect to the proposal for the election of directors, an abstention or broker non-vote will have no effect.

          The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain officers, directors and employees may, without compensation, solicit proxies by telephone, telegraph and personal interview. The Company may reimburse brokerage firms and others for expenses incurred in forwarding solicitation material to the beneficial owners of the Company's Common Stock.


Shareholders' Proposals for Next Annual Meeting

          Shareholder proposals intended to be presented in the proxy materials relating to the 2001 Annual Meeting of Shareholders must be received by the Company on or before March 15, 2001.

Outstanding Voting Securities

          The Company has one class of Common Stock, no par value ("Common Stock"), of which 3,789,567 shares were issued and outstanding on June 15, 2000. Each outstanding share is entitled to one vote. The Company also has a class of preferred stock authorized, no shares of which are issued and outstanding at the present time. Only holders of Common Stock of record at the close of business on July 7, 2000, are entitled to vote at the meeting.

                             ELECTION OF DIRECTORS

          Five directors will be elected at the Meeting, each to serve until the next Annual Meeting of Shareholders or until a successor has been duly elected and qualified. The persons named in the accompanying Proxy intend to vote the proxies, if authorized, for the election as directors of the five (5) persons named below as nominees.

          If, prior to the Meeting, the Board should learn that any nominee will be unable to serve by reason of death, incapacity or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for such substitute nominee as selected by the Board. Alternatively, the proxies may, at the Board's discretion, be voted for such fewer number of nominees as results from such death, incapacity or other unexpected occurrence. The Board has no reason to believe that any of the nominees will be unable to serve.

          All of the nominees are currently directors of the Company. Information about the Company's directors, including their principal occupation for the past five years, is set forth below:


Name                    Age                Present Position with the Company
----                    ---                ---------------------------------

Ronald D. Ordway        58                 Chairman of the Board,
                                           Chief Executive Officer and Director

Ervin Kuczogi           60                 President and Director

Murray Fox              66                 Chief Executive Officer of Fox
                                           International, Ltd., Inc. (a
                                           subsidiary of the Company)

Ronald G. Moyer         66                 Director

Carleton E. Sawyer      71                 Director

          Mr. Ordway is a founder of the Company and has served as Chairman of the Board, Chief Executive Officer and as a Director since 1975.

          Mr. Kuczogi was appointed President and Director of the Company in June 1998. Mr. Kuczogi has been Vice President of the Company since 1991 when Chroma Video, Inc., a subsidiary of the Company since 1986, was merged into the Company.

          Mr. Fox was elected a Director of the Company in 1994. He has been involved in the consumer electronics parts business since 1955. He has served as Chief Executive Officer of Fox International Ltd., Inc. since the Company's acquisition of Fox in 1988.

          Mr. Sawyer was elected a Director of the Company in 1984. Until 1988, he was Chairman and President of Display Components, Inc., a Massachusetts manufacturer of magnetic electron optical devices. During fiscal 2000, Mr. Sawyer has acted as a consultant for the MegaScan division of the Company.

          Mr. Moyer was elected a Director of the Company in 1999. He has served as President, CEO and Chairman of Biosensor, Inc. since July 1998. He has also served as CEO and Chairman of Carolina Medical, Inc. since 1992, Breamar, Inc. since 1997 and Advanced Biosensor, Inc. since 1999. Prior to that time he was COO of CXR Corporation and CEO and Chairman of Digilog, Inc., a publicly held telecommunications company.

          All directors were elected to their current term of office at the Company's Annual Meeting of Shareholders on August 20, 1999. Their terms of office expire at the next Annual Meeting of Shareholders.

          ELECTION OF EACH OF THE FIVE NOMINEES WILL REQUIRE THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE COMPANY'S OUTSTANDING COMMON STOCK REPRESENTED IN PERSON OR BY PROXY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF EACH OF THE NOMINEES WHOSE NAMES APPEAR ABOVE AND PROXIES EXECUTED AND RETURNED WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

              OTHER INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

Directors' Fees

          The Company's policy is to pay to directors, who are not also officers of the Company, $200 per meeting attended, plus reimbursement of travel expenses.

Committees of the Board of Directors and Meeting Attendance

          The Board held meetings via telephone conference during the last fiscal year, with all actions by the Board subsequently ratified by execution of consent resolutions by each member of the Board. The Board has an Audit Committee comprised of three members and a Compensation Committee consisting of two members, Ronald D. Ordway and Ron Moyer. The Board does not have a separate nominating committee.

          The members of the Audit Committee are Ron Ordway, Carleton Sawyer and Ron Moyer. The Audit Committee recommends engagement of the independent auditors, considers the fee arrangement and scope of the audit, reviews the financial statements and the independent auditors' report, reviews the activities and recommendations of the Company's internal auditors, considers comments made by the independent auditors with respect to the Company's internal control structure, and reviews internal accounting procedures and controls with the Company's financial and accounting staff.

          During fiscal year 2000, all of the Directors attended at least 75% of the aggregate number of meetings of the Board and meetings of committees of the Board on which they serve.

                            COMMON STOCK OWNERSHIP

          The following table sets forth certain information regarding the beneficial ownership of Common Stock as of June 15, 2000 with respect to (i) those persons known by the Company to own more than 5% of the outstanding Common Stock of the Company; (ii) each director of the Company; (iii) each executive officer listed in the Summary Compensation Table who is not a director; and (iv) the beneficial ownership of all directors and executive officers as a group:



      Name and Address of Beneficial Owner              Number of Shares (a)          Percent of Class
-------------------------------------------------  ------------------------------  -----------------------

Ronald D. Ordway                                         2,155,074(b)                        51.1%
1868 Tucker Industrial Drive
Tucker, Georgia  30084

Ervin Kuczogi                                               52,000(d)                         1.2%
Park Street & Riverside Drive
White Mills, PA 18473

Carleton Sawyer                                             22,225                             (c)
13 Pine Ridge Road
Concord, New Hampshire  03301

Dimensional Fund Advisors, Inc.                            269,172                            6.4%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

Murray Fox                                                  15,000(e)                          (c)
23600 Aurora Road
Bedford Heights, Ohio  44146
All Executive Officers and Directors                     2,244,299(f)                        53.2%
as a group (6 persons)


______________________________

(a) Information relating to beneficial ownership of Common Stock is based upon information furnished by each five percent shareholder, director and executive officer using "beneficial ownership" concepts set forth in rules promulgated by the Securities and Exchange Commission under Section 13(d) of the Securities Exchange Act of 1934. Except as indicated in other footnotes to this table, each person possessed sole voting and investment power with respect to all shares set forth by his name.
(b) Includes 597,500 shares owned by Karen W. Ordway, wife of Ronald D. Ordway, of which 397,500 are held as custodian for Jonathan R. Ordway, son of Ronald D. Ordway, and 600,000 owned by Jonathan R. Ordway. Also includes 5,000 shares owned by Ronald D. Ordway as custodian for Jonathan R. Ordway. Includes 229,214 shares in form of convertible security.
(c)  Less than one percent.
(d)  Includes 50,000 shares subject to exercisable stock options.
(e)  Includes 15,000 shares subject to exercisable stock options.
(f) Includes 65,000 share subject to exercisable stock options and 229,214 shares in form of convertible debenture.
___________________________

                              EXECUTIVE OFFICERS



  The following table identifies all persons who served as executive officers of the Company at any time during fiscal year 2000, along with certain information including their ages and positions with the Company:


          Name                   Age           Present Position with the Company        Officer Since
         -----                   ---           ---------------------------------        -------------

Ronald D. Ordway                 58                 Chairman of the Board,                   1975
                                             Chief Executive Officer and Director

Ervin Kuczogi                    60                        President                         1998

Carol D. Franklin                39          Chief Financial Officer and Secretary           1995

Murray Fox                       66               Chief Executive Officer of                 1988
                                           Fox International Ltd., Inc. and Director

Brad Fox                         41                      President of                        1988
                                                 Fox International Ltd., Inc.

John Burke                       56                      President of                        1998
                                                      Aydin Display, Inc.

  All of the executive officers of the Company have served as officers and/or have been employed by the Company for at least the last five years. Each executive officer is elected by the Board, or by the Board of Directors of a subsidiary of the Company, and serves at the pleasure of such Board until his successor has been elected and has qualified, or until his earlier death, resignation, removal, retirement or disqualification.

TRANSACTIONS WITH AFFILIATES

  During fiscal year 2000, the Company leased certain warehouse space from shareholders, officers and directors under net operating leases with the terms described below:


                                Lessor and Affiliates'                 Annual Base
                                ----------------------                 -----------
      Facility                    Interest in Lessor                      Rent              Expiration of Lease
      --------                    ------------------                      -----             -------------------
Corporate Headquarters,        Ronald D. Ordway                       $     194,000           October 31, 2003
Warehouse,
Tucker, Georgia

Warehouse,                     Ronald D. Ordway                       $     120,000           December 31, 2001
Stone Mountain, Georgia

Warehouse, Tucker, Georgia     Ronald D. Ordway                       $     120,000           December 31, 2005

Warehouse and Office,          American National Bank Trustee         $     196,000/(1)/        April 30, 2001
Waukegan, Illinois             for a Trust of which Ronald D.
                               Ordway and Murray Fox each own
                               a 16.67% beneficiary interest.

Warehouse and Office,          Murray Fox                             $      48,000             Month to Month
Chicago, Illinois

  The Board believes that the terms of the leases are reasonable and in the best interest of the Company.

  /(1)/ Vanco International, Inc. was sold in September, 1999. Rent expense for this location reflected in fiscal year 2000 financials was $122,000.

Officers and Shareholders

  During fiscal 1998, the Company borrowed $2,800,000 from the CEO in conjunction with the bank refinancing discussed in Note 7 of the audited financial statements. During 1997, the Company borrowed $900,000 from the CEO to purchase the assets of Teltron Technologies, Inc. Both of these borrowings were combined into one note payable due on demand with interest payable monthly at prime plus one percent. The outstanding balance on the note payable was $2,200,000 as of February 29, 2000. The Company repaid $300,000 and $400,000 in
2000 and 1999, respectively.

Subsequent to year end, the Company entered into a 90 day $3,000,000 note with the Company's primary bank to purchase the stock of Lexel Imaging Systems, Inc. The CEO signed a personal guarantee on the note. Interest is based on a floating LIBOR rate.

Additionally subsequent to year end, the Company borrowed $1,400,000 from the CEO to purchase the Electro Optical division of Imaging and Sensing Technology of Horseheads, New York. The intent of the

Company is to repay the CEO the $3,000,000 and $1,400,000 upon completion of the line of credit renewal due in July 2000.

                   EXECUTIVE COMPENSATION AND OTHER BENEFITS

Executive Compensation

  The following table sets forth the annual and long-term compensation for the last three fiscal years for the Company's Chief Executive Officer and the three executive officers who were serving as executive officers at the end of fiscal year 2000 and whose annual salary and bonus exceeds $100,000 (the "Named Executive Officers").

                          Summary Compensation Table

                                                                                    Long-Term
                                                 Annual Compensation               Compensation         All Other
                                  --------------------------------------------     ------------         ---------
                                                             Other Annual                               All Other
           Name and                      Salary   Bonus      Compensation            Options/        Compensation
       Principal Position         Year    ($)      ($)        ($)(1)                 SARs (#)            ($)(1)
       -------------------        ----    ---      ---        ------                 --------            ------
Ronald D. Ordway                  2000  150,000    --            --                     --                 --
Chairman of the Board, and        1999  150,000    --            --                     --                 --
Director                          1998  150,000    --            --                     --              2,818


Ervin Kuczogi                     2000  100,000    --            --                     --                 --
President and Director            1999  100,000    --            --                     --                 --
                                  1998  100,000    --            --                     --              2,046

Murray Fox                        2000  155,000    --            --                     --                 --
CEO-Fox International             1999  144,000    --            --                     --                 --
 Ltd., Inc.                       1998  140,000    --            --                     --              2,800

Brad Fox                          2000  113,000    --            --                     --                 --
President- Fox International      1999  113,000    --            --                     --                 --
 Ltd., Inc.                       1998   92,000    --            --                     --              1,840

John Burke (2)                    2000  150,000    --            --                     --                 --
President, Aydin Displays, Inc.   1999  150,000    --            --                     --                 --

___________________________________

(1) Amounts of "All Other Compensation" reflect Company matching contributions pursuant to the Company's 401(k) Retirement Plan (a qualified salary deferral plan under Section 401(k) of the Internal Revenue Code).

(2)  Subsidiary acquired November, 1998.

_________________________________


Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Option/SAR Values

  No options were exercised by the Named Executive Officers during fiscal year 2000.

              Aggregated Option/SAR Exercises In Last Fiscal Year
                     And Fiscal Year-End Option/SAR Values


                                                                      Value of Unexercised
                 Shares                      Number of Unexercised        In-the Money
                Acquired                        Options/SARs at          Options/SARs at
                  on           Value          Fiscal Year-End (#)     Fiscal Year-End ($)(1)
                Exercise      Realized          Exercisable (E)          Exercisable (E)
     Name         (#)           ($)            Unexercisable (U)        Unexercisable (U)
     ----       --------      --------      ----------------------    ----------------------
Murray Fox        --            --              15,000 (E)                 $(13,125)(E)

_______________________________

  (1) Represents the excess of the market value of the shares subject to such options over the exercise price of such options with the fair market value as of February 29, 2000 being $3.875

Compensation Committee Report on Executive Compensation

  The Compensation Committee has furnished the following report on Executive
Compensation:

  The base salary for Messrs. Ordway and Kuczogi was determined by Mr. Ordway, as Chairman of the Board and approved by the Compensation Committee. There were no increases paid to Mr. Ordway or Mr. Kuczogi for the fiscal year. For all executive officers base salary was determined based on prior compensation, with adjustments for cost of living increases, changes in job responsibility and job performance.

                                 Members of the Compensation Committee

                                           Ronald D. Ordway

                        COMPENSATION PURSUANT TO PLANS

  In 1992, the Company adopted a 401(k) Retirement Plan that covers substantially all employees. Employee contributions are limited to 15% of each employee's compensation, and the Company may match 50% of up to the first 8% of gross compensation contributed by the employee. The Compensation Committee has recommended that the Company elect to match 50% of the first 4% of gross compensation contributed by each employee for the year ended February 29, 2000.

  The Company has established a stock option plan as a performance incentive program. The options may be granted to key employees at a price not less than fair market value at the time the options are granted and are exercisable beginning on the first anniversary of the grant for a period not to exceed ten years from date of grant.

                            SECTION 16(a) REPORTING

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, executive officers and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the two-year period ended February 29, 2000, all
Section 16(a) filing requirements applicable to directors, executive officers and greater than ten percent beneficial owners were complied with.


                               PERFORMANCE GRAPH

  The following line-graph presentation compares cumulative, five-year shareholder returns of the Company with the NASDAQ Stock Market (U.S. Companies) and an industry group composed of manufacturers of electronic components over the same period (assuming the investment of $100 in the Company's Common Stock, the NASDAQ Stock Market (U.S. Companies) and the industry group on February 29, 2000, and reinvestment of all dividends).

               Comparison of Five-Year Cumulative Total Returns

                Performance Graph for Video Display Corporation





------------------------------------------------------------------------------------------------------------------------
                                                         Legend
Symbol        Total Returns Index for:                   02/28/95   02/29/96   02/28/97   02/28/98   02/28/99   02/29/00
------        ------------------------                   --------   --------   --------   --------   --------   --------

___       +   Video Display Corporation                     100.0       57.4      125.9      137.0      281.5      190.3

 ...--...  *   Nasdaq Stock Market (US Companies)            100.0      101.4      141.3      168.5      230.3      604.3

- - - -   #   Nasdaq Electronic Components Stocks           100.0      117.4      172.8      301.6      371.9     1125.9
              SIC 3670-3679  US & Foreign
Notes:
  A.  The lines represent monthly index levels derived form compounded daily returns that include all dividends.
  B.  The indexes are reweighted daily, using the market capitalization on the previous trading day.
  C:  If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
  D.  The index level for all series was set to $100.00 on 02/28/95.
------------------------------------------------------------------------------------------------------------------------

               RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS


  BDO Seidman, LLP, Atlanta, Georgia, was engaged by the Board of Directors of the Company as auditors for the Company and its subsidiaries for the fiscal year ending February 29, 2000. BDO Seidman, LLP has served as the Company's independent auditors since 1995. Management expects that a representative of BDO Seidman will be present at the Meeting to make a statement if he or she desires to do so and to be available to answer appropriate questions posed by shareholders.


                                 OTHER MATTERS

  As of the date of this Proxy Statement, the Board does not know of any business which will be presented for consideration at the Meeting other than that specified herein and in the Notice of Annual Meeting of shareholders, but if other matters are presented, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

  THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K (EXCLUSIVE OF EXHIBITS) FOR THE FISCAL YEAR ENDED FEBRUARY 29, 2000, TO EACH PERSON WHO IS A SHAREHOLDER OF THE COMPANY UPON RECEIPT FROM ANY SUCH PERSON OF A WRITTEN REQUEST FOR SUCH ANNUAL REPORT. ALL SUCH REQUEST SHOULD BE SENT TO: CORPORATE SECRETARY (FORM 10-K REQUEST), VIDEO DISPLAY CORPORATION, 1868 TUCKER INDUSTRIAL ROAD, TUCKER, GEORGIA 30084.

Please SIGN and RETURN the enclosed Proxy promptly.



June 15, 2000

THE SHARES REPRESENTED BY THE PROXY WILL BE VOTED AS SPECIFIED.

    IF NO CHOICE IS SPECIFIED, THE SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES AND "FOR" ALL PROPOSALS.

                                       Dated
                                             ----------------------------------

                                             ----------------------------------
                                                         Signature

                                             ----------------------------------
                                                Joint Signature if applicable

                                             Please sign exactly as the name
                                             appears on the left. If shares are
                                             jointly held, all joint owners
                                             should sign. When signing as
                                             executor, administrator, attorney,
                                             trustee or guardian, please give
                                             full title as such. If a
                                             corporation, please sign in full
                                             corporate name by authorized
                                             officer. If a partnership, please
                                             sign in partnership name by
                                             authorized officer.

--------------------------------------------------------------------------------



                           VIDEO DISPLAY CORPORATION
                     PROXY SOLICITED BY BOARD OF DIRECTORS
          ANNUAL MEETING FOR HOLDERS OF COMMON STOCK--AUGUST 18, 2000

        The undersigned hereby constitutes and appoints R. D. Ordway and Erv Kuczogi, or either of them acting in the absence of the other, with full power of substitution the true and lawful attorneys and proxies of the undersigned, to attend the Annual Meeting of Shareholders of Video Display Corporation to be held at the Hampton Inn, 1737 Mountain Industrial Boulevard, Stone Mountain, Georgia, on Friday, August 18, 2000, at 9:00 a.m. local time, and any adjournments thereof, and to vote all of the shares of Common Stock of said Corporation which the undersigned could vote, with all powers thereof the undersigned would possess if personally present at such meeting.

[CAPTION]

Management        (1) Election of Directors:
                      [ ] FOR all nominees listed below      [ ] AGAINST                    [ ] ABSTAIN
recommends            (except as indicated)                  all nominees below.            from voting.

a vote FOR all

nominees              If you wish to vote against any individual nominees, strike a line through that nominee's name in the list below:
                      RONALD D. ORDWAY, ERVIN KUCZOGI, RONALD G. MOYER, MURRAY FOX AND CARLETON E. SAWYER

                      If you wish to abstain from voting for any individual nominee, strike a line through that nominee's name in the list below:
                      RONALD D. ORDWAY, ERVIN KUCZOGI, RONALD G. MOYER, MURRAY FOX AND CARLETON E. SAWYER

                  (2) In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

                           (Please sign and date on other side and return in the enclosed envelope)

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